UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021 (January 1, 2021)

MARIZYME, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 Heritage Drive, Suite 205, Jupiter Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	MRZM	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 16, 2021, Marizyme, Inc. (“Marizyme”) appointed Roger Schaller as Executive Vice President of Commercial Operations. Mr. Schaller will be compensated as follows: $250,000 per annum and 40,000 options for common stock of Marizyme.

On January 1, 2021, Bruce Harmon, CFO of Marizyme, had a modification in salary and will receive $250,000 per annum.

Roger Schaller, Executive Vice President, Commercial Operations.

Roger Schaller is the Executive Vice President of Commercial Operations for Marizyme. Mr. Schaller has over 30 years of life science industry experience in commercial operations, business development and, new product development for large and entrepreneurial companies. His experience has been with Medical, Life Sciences, Electronics and Bio Tech products with Global responsibilities and executive leadership. Most recently, Roger Schaller was Vice President of Business Development at Promex Industries, a Silicon Valley Company specializing in Biotech and Medical Device Microelectronics serving the diagnostic, medical device and genomic industries. Prior to joining Promex, he served as Chief Operating Officer (COO) for Integrated Nano-Technologies, producing DNA point of care testing systems and, before that, as COO and Vice President of Business Development for U.S. operations, for Coyote Biosciences, developing Life Science and Diagnostic products. He previously held a succession of executive posts with biotech and medical diagnostic firms including Affymetrix/Thermo Fisher, RainDance Technologies and as Senior Director of Marketing, Sales and Business Development at Cepheid, he was instrumental in establishing the initial Sales and Marketing Team and market entry that lead to the success of Cepheid, which is now a Danaher Company. Mr. Schaller holds Bachelor of Science degrees in Medical Technology and Biology from Illinois State University with a minor in Chemistry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2021	MARIZYME, INC.

	By:	/s/ Neil J. Campbell
Dr. Neil J. Campbell
Chief Executive Officer